USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period July 28, 1998 through October 27, 1998
Collection Period July 1, 1998 through September 30, 1998



I. DEAL PARAMETERS

A. Total Student Loan Portfolio Outstanding        June 30, 1998           Activity        September 30, 1998
i. Portfolio Balance                               $ 575,404,554.22      $ 10,575,787.67      $ 585,980,341.89

--------------------------------------------------------------------------------------------------------------
B. Other Portfolio Statistics                      June 30, 1998           Activity        September 30, 1998
i. Weighted Average Collateral Interest Rate             8.52%               (0.06%)                8.46%
ii. Weighted Average Collateral Remaining Term         157.32                (1.25)               156.07
iii. Number of Loans                               125,205                3,644               128,849
iv. Number of Accounts                              77,581                  212                77,793
v.  Average Account Size                             7,416.82               115.74            $ 7,532.56
-------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
C. Notes and Certificates        CUSIP            Spread to Index       June 30, 1998      September 30, 1998
i Class A-1 Notes              784582AP3               0.04%            $ 150,000,000.00      $ 150,000,000.00
ii. Class A-2 Notes            784585AQ1               0.12%            $ 433,650,000.00      $ 433,650,000.00
iii. Subordinate Notes         784582AR9               0.27%             $ 21,350,000.00       $ 21,350,000.00
------------------------------------------------------------------------------------------------------------
iv. Total Note Balance                                                  $ 605,000,000.00      $ 605,000,000.00
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
D. Reserve Account                                 June 30, 1998
i. Required Reserve Account Percentage                        0.250%
ii. Reserve Account Initial Deposit ($)            $ 1,512,500.00
iii. Specified Reserve Account Balance                       0.125%
iv. Reserve Account Floor Amount ($)                 $ 756,250.00
v. Current Reserve Account Balance                 $ 1,512,500.00
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
E. Other Account Balances                          June 30, 1998
i. Collateral Reinvestment Account                 $ 9,819,921.07
ii. Collections Account                                    $ -
--------------------------------------------------------------------------------------------------------------


USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period July 28, 1998 through October 27, 1998 Collection Period July 1, 1998 through September 30, 1998



II. INPUTS FROM PREVIOUS QUARTERLY SERVICER REPORTS

(A) Total Outstanding Bond Balance                                                                             $605,000,000.00
(B) Total Bond Factor                                                                                                     1.00000000
(C) Pool Balance                                                                                               $575,404,554.22
(D) Pool Factor                                                                                                           0.99311212
(E) Senior Notes
      (i) Note Balance                                                                                         $583,650,000.00
      (ii) Note Pool Factor                                                                                               1.00000000
      (iii) Principal Shortfall                                                                                          $0.00
(F) Subordinate Notes
      (i) Note Balance                                                                                          $21,350,000.00
      (ii) Note Pool Factor                                                                                               1.00000000
      (iii) Principal Shortfall                                                                                          $0.00
(G) Cumulative Defaults, This Year                                                                                  $67,320.44
(H) Cumulative Defaults to Date                                                                                     $67,320.44
(I) Senior Noteholders' Interest Carryover Shortfall                                                                     $0.00
(J) Senior Noteholders' Interest T-Bill Carryover                                                                        $0.00
    (This can only be paid quarterly, after parity has been reached.)
(K) Subordinate Noteholders' Interest Carryover Shortfall                                                                $0.00
(L) Subordinate Noteholders' Interest T-Bill Carryover                                                                   $0.00
    (This can only be paid quarterly, after parity has been reached.)
(M) Draw from Current Period's Collection Account in Prior Periods                                                       $0.00
(N) Reserve Account Balance                                                                                      $1,512,500.00
(O) Collateral Reinvestment Account Balance                                                                      $9,819,921.07
(P) Collections Account Balance                                                                                          $0.00


USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period July 28, 1998 through October 27, 1998 Collection Period July 1, 1998 through September 30, 1998



III. INPUTS FOR SERVICING, ADMININSTRATIVE AND CONSOLIDATION REBATE FEES

(A) Unpaid Servicing Fees (Monthly)                                                                                      $0.00
(B) Unpaid Administration Fees (Monthly)                                                                                 $0.00
(C) Unpaid Servicing Fee Shortfalls (Monthly)                                                                            $0.00
(D) Servicing Fees Accrued During Prior 2 months                                                                   $533,231.04
(E) Administration Fees Accrued During Prior 2 months                                                               $48,326.28
(F) Monthly Consolidation Loan Rebate Fee Accrued During Prior 2 months                                            $423,199.00

V. SERVICING FEE CALCULATION  -  Monthly, if Prior to July 2008 Quarterly Distribution

(A) Pool Balance as of the End of the Collection Period                                                        $585,980,341.89
(B) Maximum Servicing Fee Rate (annualized, as percentage of outstanding pool balance)                                    1.00%
(C) Maximum Servicing Fee Amount (IV(A)*IV(B)/12)                                                                  $488,316.95
(D) Servicing Cost (uncapped servicing fee)                                                                        $271,903.86
(E) Servicing Fee Due (MIN(IV(C),IV(D)))                                                                           $271,903.86
(F) Servicing Fee Shortfall (IV(D)-IV(E)) $0.00



USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period July 28, 1998 through October 27, 1998 Collection Period July 1,
1998 through September 30, 1998


IV. INTEREST RATE CALCULATION

Determination of Net Expected Interest Collections
(A) Leap Year?                                                                                             No
(B) Days in Year                                                                                          365
(C) Actual Days in Interest Period                                                                         92
(D) Borrower Interest Accrued During Collection Period                                            $11,533,279.41
(E) Interest Subsidy Payments Accrued During Collection Period                                       $740,960.07
(F) SAP Accrued During Collection Period                                                              $21,612.67
(G) Reinvestment Earnings Accrued During Collection Period (VIII(A+B+C))                             $183,935.94
(H) Origination Fees Accrued During Collection Period (VIII(E))                                       $29,835.25
(I) Servicing and Administration Fees Accrued During Collection Period (III(D)+V(D)+VIII(D))         $877,877.03
(J) Monthly Consolidation Loan Rebate Fee Accrued During Collection Period                           $637,326.00
(K) Net Trust Swap Receipts                                                                          $448,532.76
(L) Net Trust Swap Payments                                                                                $0.00
(M) Subordinate Note Insurance Policy Premium                                                              $0.00

(K) Net Expected Interest Collections (IV(D+E+F+G-H-I-J+K-L-M))                                   $11,383,282.57


(L) Adjusted Student Loan Rate ((IV(B)/IV(C))*IV(K)/(II(A))                                                 7.46478%

(M) Interest Period Index Value - 3 Month LIBOR                                                             5.68750%



------------------------------------------------------------------------------------------------------------------------------------
 Class of Debt           Index Value             Spread            Stated Coupon       Adjusted Coupon        $ Interest
   Class A-1               5.68750%               0.04%               5.72750%            5.72750%                  $2,195,541.67
   Class A-2               5.68750%               0.12%               5.80750%            5.80750%                  $6,435,968.29
  Subordinate              5.68750%               0.27%               5.95750%            5.95750%                    $325,047.82
------------------------------------------------------------------------------------------------------------------------------------

USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period July 28, 1998 through October 27, 1998 Collection Period July 1, 1998 through September 30, 1998


VARIOUS INPUTS

VI. Cash Inputs
(A) Total Interest Collections (Including Liquidations, Not Including Recoveries)                                    $7,299,964.84
(B) Total Principal Collections                                                                                     $20,128,707.27
    (Including Liquidations and Repurchased Contracts, Not Including Recoveries)
(C) SAP                                                                                                                 $31,678.71
(D) Subsidy Payments                                                                                                   $697,311.68
(E) Recoveries (Principal and Interest) and Other Charges                                                                   $74.40

VII. Other Servicer Inputs
(A) Accrued Interest to be Capitalized
      (i) Beginning Accrued Interest                                                               $4,505,715.07
      (ii) Beginning Accrued Interest for Purchased (New and Serial) Loans                           $432,945.75
      (iii) Negative Amortization                                                                  $3,284,612.89
      (iv) Ending Accrued Interest                                                                 $5,586,928.22
      (v) Accrued Interest to be Capitalized (-i-ii+iii+iv)                                                          $3,932,880.29
(B) New Loans
      (i) Outstanding Balance                                                                                       $12,310,871.40
      (ii) Purchase Premium                                                                                            $307,771.79
(C) Serial Loans
      (i) Outstanding Balance                                                                                        $8,415,198.85
      (ii) Purchase Premium                                                                                            $210,379.97
(D) Consolidation Loans                                                                                              $5,967,050.58

VIII. Inputs from Other Sources
(A) Collection Account Investment Income                                                                                $88,753.06
(B) Reserve Account Investment Income                                                                                   $20,300.53
(C) Collateral Reinvestment Account Investment Income                                                                   $74,882.35
(D) Administration Fee                                                                                                  $72,742.13
(E) Loan Origination Fees                                                                                               $29,835.25
(F) Draw from Collection Account of Subsequent Monthly Collections                                                           $0.00
(G) Transfer from Collection Account to the Collateral Reinvestment Account                                         $20,128,707.27
(H) Draw from Collateral Reinvestment Account for Accrued Interest (VII(A)(v))                                       $3,932,880.29
(I) Unpaid Purchase Premium Amounts                                                                                          $0.00




USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period July 28, 1998 through October 27, 1998 Collection Period July 1,
1998 through September 30, 1998

FLOW OF PRINCIPAL AND LOSSES

IX. Quarterly Flow of Loan Principal
(A) Student Loan Principal Collections
      (i) Regular Principal Collections                                                           $15,700,438.61
      (ii) Principal Collections from Guarantors                                                   $4,428,268.66
      (iv) Loan Principal Repurchased by SMS                                                               $0.00
      (v) Loan Principal Repurchased by Servicer                                                           $0.00

      (vi) Total Principal Collections (i+ii+iii+iv+v)                                            $20,128,707.27    $20,128,707.27

(B) Student Loan Principal Additions
      (i) New Loan Additions                                                                      $12,310,871.40
      (ii) Serial Loan Additions                                                                   $8,415,198.85
      (iii) Consolidation Loan Additions                                                           $5,967,050.58

      (iv) Total Principal Additions (i+ii+iii)                                                   $26,693,120.83    $26,693,120.83

(C) Non-Cash Principal Adjustments
      (i) Realized Losses                                                                               ($156.55)
      (ii) Waived Principal/Other Adjustments                                                        ($78,337.27)
--------------------------------------------------------------------------------------------------------------------------------
      (iii) Total Non-Cash Principal Adjustments (i+ii)                                                                ($78,493.82)
--------------------------------------------------------------------------------------------------------------------------------
(D)  Accrued  Interest  to be  Capitalized  (VII(A)(v))                                                              $3,932,880.29
(E)  Net Reduction/(Increase) in Student Loan Principal Balance
     (IX(A(vi)-B(iv)+C(iii)-D))                                                                                    ($10,575,787.67)

X. QUARTERLY UNINSURED LOSS AND RECOVERIES REPORTING
(A) Realized Losses
      (i) Principal Amount (IX(C(i)))                                                                   ($156.55)
      (ii) Interest Amount                                                                            $41,767.44
      (iii) Total Realized Losses (i+ii)                                                                                $41,610.89
(B) Defaults This Quarter                                                                                            $4,601,138.77
(C) Current Year's Cumulative Defaults (II(G)+X(B))                                                                  $4,668,459.21
(D) Cumulative Defaults to Date (II(H)+X(B))                                                                         $4,668,459.21


USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period July 28, 1998 through October 27, 1998
Collection Period July 1,1998 through September 30, 1998

XI. PORTFOLIO CHARACTERISTICS



                         Weighted Avg. Coupon          # of Loans         % of Total           Principal Amount    % of Total
                          September 30, 1998      September 30, 1998      September 30, 1998   September 30,1998  September 30, 1998

In-School                   7.769%                  3,824               2.968%                   10,529,182.74          1.797%
In-Grace                    7.792%                  3,727               2.893%                   11,023,297.64          1.881%
--------------------------------------------------------------------------------------------------------------------------
Total Interim                                       7,551               5.860%                   21,552,480.38          3.678%
--------------------------------------------------------------------------------------------------------------------------
Current Repayment           8.493%                76,155               59.104%                  346,282,726.89         59.095%
31-60 Days Delinquent       8.594%                  5,373               4.170%                   25,464,469.44          4.346%
61-90 Days Delinquent       8.544%                  3,945               3.062%                   16,861,630.96          2.878%
91-120 Days Delinquent      8.579%                  1,979               1.536%                    8,438,310.89          1.440%
120+ Days Delinquent        8.509%                  3,711               2.880%                   15,403,750.24          2.629%
Deferment                   8.180%                  9,984               7.749%                   42,392,145.09          7.234%
Forbearance                 8.536%                20,151               15.639%                  109,584,828.00         18.701%
--------------------------------------------------------------------------------------------------------------------------
Total Repayment                                 121,298                94.140%                  564,427,861.51         96.322%
--------------------------------------------------------------------------------------------------------------------------
Claims in Process           0.000%                   0.000%             0.000%                            0.00          0.000%
Aged Claims Rejected        0.000%                   0.000%             0.000%                            0.00          0.000%
Grand Total                 8.460%              128,849               100.000%                  585,980,341.89        100.000%
--------------------------------------------------------------------------------------------------------------------------


USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period July 28, 1998 through October 27, 1998
Collection Period July 1,1998 through September 30, 1998

XI. PORTFOLIO CHARACTERISTICS

                                    FOUR YEAR SCHOOLS
                         GSL-Sub GSL-Unsub PLUS    SLS   Consol

In-School                 0.94%   0.39%    0.00%  0.00%   0.00%
In-Grace                  1.08%   0.42%    0.00%  0.00%   0.00%

Total Interim             2.03%   0.81%    0.00%  0.00%   0.00%

Current Repayment        10.18%   4.19%    4.90%  0.25%  26.43%
31-60 Days Delinquent     0.54%   0.21%    0.22%  0.02%   2.30%
61-90 Days Delinquent     0.41%   0.19%    0.10%  0.01%   1.35%
91-120 Days Delinquent    0.17%   0.05%    0.03%  0.01%   0.74%
120+ Days Delinquent      0.28%   0.14%    0.05%  0.01%   1.30%
Deferment                 2.89%   0.71%    0.12%  0.05%   2.36%
Forbearance               2.91%   1.26%    0.41%  0.10%  10.01%

Total Repayment          17.37%   6.74%    5.82%  0.44%  44.49%

Claims in Process         0.00%   0.00%    0.00%  0.00%   0.00%
Aged Claims Rejected      0.00%   0.00%    0.00%  0.00%   0.00%
Grand Total              19.40%   7.55%    5.82%  0.44%  44.49%


                                    TWO YEAR SCHOOLS
                        GSL-Sub GSL-Unsub PLUS     SLS   Consol

In-School                0.08%   0.04%    0.00%   0.00%   0.00%
In-Grace                 0.04%   0.02%    0.00%   0.00%   0.00%

Total Interim            0.12%   0.06%    0.00%   0.00%   0.00%

Current Repayment        0.64%   0.33%    0.39%   0.02%   0.00%
31-60 Days Delinquent    0.06%   0.02%    0.02%   0.00%   0.00%
61-90 Days Delinquent    0.05%   0.03%    0.01%   0.00%   0.00%
91-120 Days Delinquent   0.03%   0.01%    0.00%   0.00%   0.00%
120+ Days Delinquent     0.07%   0.03%    0.01%   0.00%   0.00%
Deferment                0.14%   0.06%    0.01%   0.00%   0.00%
Forbearance              0.26%   0.12%    0.02%   0.01%   0.00%

Total Repayment          1.26%   0.61%    0.46%   0.04%   0.00%

Claims in Process        0.00%   0.00%    0.00%   0.00%   0.00%
Aged Claims Rejected     0.00%   0.00%    0.00%   0.00%   0.00%
Grand Total              1.38%   0.67%    0.46%   0.04%   0.00%




                                    TECHNICAL SCHOOLS
                         GSL-Sub GSL-Unsub PLUS    SLS   Consol

In-School                 0.17%   0.15%    0.00%  0.00%   0.00%
In-Grace                  0.15%   0.13%    0.00%  0.00%   0.00%

Total Interim             0.33%   0.29%    0.00%  0.00%   0.00%

Current Repayment         4.86%   2.88%    3.53%  0.18%   0.00%
31-60 Days Delinquent     0.43%   0.27%    0.19%  0.02%   0.00%
61-90 Days Delinquent     0.36%   0.26%    0.08%  0.00%   0.00%
91-120 Days Delinquent    0.21%   0.11%    0.06%  0.00%   0.00%
120+ Days Delinquent      0.38%   0.27%    0.04%  0.01%   0.00%
Deferment                 0.53%   0.29%    0.04%  0.01%   0.00%
Forbearance               1.85%   1.33%    0.29%  0.06%   0.00%

Total Repayment           8.62%   5.41%    4.22%  0.28%   0.00%

Claims in Process         0.00%   0.00%    0.00%  0.00%   0.00%
Aged Claims Rejected      0.00%   0.00%    0.00%  0.00%   0.00%
Grand Total               8.95%   5.69%    4.22%  0.28%   0.00%




                                          OTHER
                         GSL-Sub GSL-Unsub PLUS     SLS   Consol

In-School                 0.02%   0.00%    0.00%   0.00%   0.00%
In-Grace                  0.03%   0.01%    0.00%   0.00%   0.00%

Total Interim             0.05%   0.02%    0.00%   0.00%   0.00%

Current Repayment         0.18%   0.11%    0.03%   0.00%   0.00%
31-60 Days Delinquent     0.02%   0.02%    0.00%   0.00%   0.00%
61-90 Days Delinquent     0.02%   0.02%    0.00%   0.00%   0.00%
91-120 Days Delinquent    0.01%   0.00%    0.00%   0.00%   0.00%
120+ Days Delinquent      0.02%   0.01%    0.00%   0.01%   0.00%
Deferment                 0.02%   0.01%    0.00%   0.00%   0.00%
Forbearance               0.04%   0.03%    0.00%   0.00%   0.00%

Total Repayment           0.30%   0.20%    0.04%   0.01%   0.00%

Claims in Process         0.00%   0.00%    0.00%   0.00%   0.00%
Aged Claims Rejected      0.00%   0.00%    0.00%   0.00%   0.00%
Grand Total               0.34%   0.22%    0.04%   0.01%   0.00%






                         Four Year Two Year Technical
                           Schools Schools  Schools  Other   Total

In-School                   1.33%    0.12%   0.33%   0.02%   1.80%
In-Grace                    1.50%    0.05%   0.29%   0.04%   1.88%

Total Interim               2.83%    0.17%   0.61%   0.06%   3.68%

Current Repayment          45.94%    1.39%  11.44%   0.32%  59.10%
31-60 Days Delinquent      t3.29%    0.11%   0.90%   0.04%   4.35%
61-90 Days Delinquent      t2.05%    0.10%   0.69%   0.04%   2.88%
91-120 Days Delinquent     n0.99%    0.05%   0.39%   0.01%   1.44%
120+ Days Delinquent        1.78%    0.11%   0.71%   0.04%   2.63%
Deferment                   6.13%    0.21%   0.87%   0.03%   7.24%
Forbearance                14.68%    0.42%   3.53%   0.07%  18.70%

Total Repayment            74.87%    2.38%  18.54%   0.55%  96.32%

Claims in Process           0.00%    0.00%   0.00%   0.00%   0.00%
Aged Claims Rejected        0.00%    0.00%   0.00%   0.00%   0.00%
Grand Total                77.70%    2.55%  19.15%   0.61% 100.00%

USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period July 28, 1998 through October 27, 1998 Collection Period July 1, 1998 through September 30, 1998

QUARTERLY CASH AVAILABLE AND PRINCIPAL DISTRIBUTION TRIGGERS

SUMMARY OF QUARTERLY CASH GENERATION AND USAGE
(A-Balance) Existing Cash in Collections Account                                                                               $0.00
(A) Total Interest Collections  (Including Liquidations, Not Including Recoveries) (VI(A))                             $7,299,964.84
(B) Total Principal Collections                                                                                       $20,128,707.27
    (Including Liquidations and Repurchased Contracts, Not Including Recoveries) (VI(B))
(C) SAP (VI(C))                                                                                                           $31,678.71
(D) Subsidy Payments (VI(D))                                                                                             $697,311.68
(E) Proceeds of Recoveries (VI(E))                                                                                            $74.40
(F) Draw from the Collateral Reinvestment Account for Accrued Interest (VIII(H))                                       $3,932,880.29
(G) Investment Earnings (VIII(A+B+C))                                                                                    $183,935.94
(H) Draw from Current Period's Collection Account in Prior Periods (II(M))                                                     $0.00
(I) Monthly Consolidation Loan Rebate Fee for Quarter (IV(J))                                                            $637,326.00
(J) Transfer from Collection Account to the Collateral Reinvestment Account (VIII(G))                                 $20,128,707.27
(K) Required Distributions
    (i)   Servicing Fee Due                                                                                              $805,134.90
    (ii)  Administrative  Fee Due                                                                                         $72,742.13
    (iii) Class A-1 Noteholders'  Interest  Distribution Amount [Pro-Rata with (iv)  and  (v)]                         $2,195,541.67
    (iv)  Class  A-2  Noteholders'   Interest Distribution  Amount [Pro-Rata with (iii) and (v)]                       $6,435,968.29
    (v)   Net Trust Swap Payment [Pro-Rata with (iii) and (iv)] [Receipt  expressed as a Negative]                     ($448,532.76)
    (vi)  Subordinate  Note Insurance Policy Premium                                                                           $0.00
    (vii) Subordinate   Noteholders'   Interest   Distribution  Amount                                                   $325,047.82
    (viii)Principal  Distribution  Amount (to Senior Noteholders until paid-off, then to Sub. Noteholders)                     $0.00

    (vii) Total Required Distributions (i+ii+iii+iv+v+vi+vii+viii)                                                     $9,385,902.04

(L) Use of Existing Collections Account / Transfer from Collateral Reinvestment Account for Increase in Available Funds        $0.00
      MIN(MIN(II(N),(MIN(0,(A(ABalance+A+B+C+D+E+F+G-H-I-J-K)))*-1))),F(A+B+C+D+E+F+G),0)
(M) Draw From Reserve Fund due to Insufficient Cash Available                                                                  $0.00
      MIN(MIN(II(N),(MIN(0,(A(ABalance+A+B+C+D+E+F+G-H-I-J-K)))*-1)))-A(L),0)
(N) Draw from Collection Account of Subsequent Monthly Collections (VIII(F))                                                   $0.00
(O) Total Amount Available for Distributions (A(ABalance+A+B+C+D+E+F+G-H-I-J+M+N))                                    $11,508,519.86

EARLY AMORTIZATION EVENT TRIGGERS                                                                                  (Yes = 1, No = 0)
(A) Has an Event of Default occurred under the Indenture?                                                                          0
(B) Has a Servicer Default occurred under the Servicing Agreement?                                                                 0
(C) Has an Administrator Default occurred under the Administration Agreement?                                                      0
(D) Has an event of insolvency occurred with respect to the Seller?                                                                0
(E) Has the Trust become subject to registration as an investment company under the
      Investment Company Act of 1940?                                                                                              0
(F) Has the percentage by principal balance of proprietary or vocational school loans
      exceeded 30% of the Pool Balance?                                                                                            0
      (i) Principal balance of proprietary or vocational school loans                                    $130,690,753.58
      (ii) Percentage of proprietary or vocational school loans                                                    22.30%
(G) Has the  percentage  by principal  balance of student loans which are not in repayment
      and are not eligible for subsidy exceeded 40% of the Pool Balance?                                                           0
      (i) Principal balance of student loans which are not in repayment and are not eligible for subs    $16,652,813.00
      (ii) Percentage of student loans which are not in repayment and are not eligible for subsidy                  2.84%
(H) Has the Excess Spread for this Quarterly  Payment Date and for the preceding
Quarterly Payment
      Date fallen below 1%?  (Not applicable for the first Quarterly Payment Date)                                                 0
(I) Arithmetic average of the Delinquency Percentage as of the end of two successive collection
      periods exceeds 20%                                                                                                          0
(J) Has an Early Amortization Event occured?                       0                             No. The Revolving Period continues.

DETERMINATION OF PRINCIPAL DISTRIBUTION AMOUNT
(A) Revolving Period? (Yes = 1,No = 0)                                                                                             1
(B) Required Principal Distribution Amount                                                                                     $0.00




USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period July 28, 1998 through October 27, 1998
Collection Period July 1, 1998 through September 30, 1998

DISTRIBUTIONS



DISTRIBUTIONS OF CASH
(A) Servicing Fee
      (i) Servicing Fee Due                                                                         $805,134.90
      (ii) Servicing Fee Paid                                                 10,703,384.96         $805,134.90
      (iii) Unpaid Servicing Fee (i-ii)                                                                   $0.00
(B) Administration Fee
      (i) Administration Fee Due (VIII(D)+III(B)                                                     $72,742.13
      (ii) Administration Fee Paid                                            10,630,642.83          $72,742.13
      (iii) Unpaid Administration Fee (i-ii)                                                              $0.00
(C) Senior Note Interest and Net Trust Swap Payments
      (i) Class A-1 Noteholders' Interest Distribution Amount [Pro-Rata]                                              $2,195,541.67
      (ii) Class A-2 Noteholders' Interest Distribution Amount [Pro-Rata]                                             $6,435,968.29
      (ii) Net Trust Swap Payment [Pro-Rata]                                                                                 ($0.00)
      (ii) Senior Note Interest and Net Trust Swap Payments Paid                                   1,999,132.88       $8,631,509.95
      (iii) Senior Note Interest Carryover Shortfall (i-ii)                                                                   $0.00
      (iv) Senior Note Interest T-Bill Carryover Shortfall                                                                    $0.00
(D) Subordinate Note Insurance Policy Premium
      (i) Subordinate Note Insurance Policy Premium                                                                           $0.00
      (ii) Subordinate Note Insurance Policy Premium Paid                                          1,999,132.88               $0.00
      (iii) Unpaid Subordinate Note Insurance Policy Premium                                                                  $0.00
(E) Subordinate Note Interest
      (i) Subordinate Noteholders' Interest Distribution Amount ((II(F)(i)+II(K))*IV(P)*IV(C)/IV(B))                    $325,047.82
      (ii) Subordinate Note Interest Paid                                                          1,674,085.06          325,047.82
      (iii) Subordinate Note Interest Carryover Shortfall (i-ii)                                                              $0.00
      (iv) Subordinate Note Interest T-Bill Carryover Shortfall                                                               $0.00
(F) Senior Note Principal
      (i) Class A-1 Note Principal Due                                                                                        $0.00
      (ii) Class A-1 Note Principal Paid                                                           1,674,085.06               $0.00
      (iii) Class A-1 Note Principal Shortfall                                                                                $0.00
      (iv) Class A-2 Note Principal Due                                                                                       $0.00
      (v) Class A-2 Note Principal Paid                                                            1,674,085.06               $0.00
      (vi) Class A-2 Note Principal Shortfall                                                                                 $0.00
(G) Subordinate Note Principal
      (i) Subordinate Notes Principal Due                                                                                     $0.00
      (ii) Subordinate Notes Principal Paid                                                        1,674,085.06               $0.00
      (iii) Subordinate Notes Principal Shortfall (i-ii)                                                                      $0.00
(H) Purchase Premium
      (i) Purchase Premium Amounts Due                                                                                        $0.00
      (ii) Purchase Premium Amounts Paid                                                                   -                  $0.00
      (iii) Unpaid Purchase Premium Amounts                                                                                   $0.00
(I) "Turbo" Principal
      (i) Class A-1 Note Principal                                                                        $0.00
      (ii) Class A-2 Note Principal                                                                       $0.00
      (iii) Subordinate Note Principal                                                                    $0.00
      (iv) Total "Turbo" Principal                                                                                            $0.00
(J) Senior Note Interest T-Bill Carryover
      (i) Senior Note Interest T-Bill Carryover Due                                                                           $0.00
      (ii) Senior Interest T-Bill Carryover Paid                                                                              $0.00
      (iii) Senior Note Interest T-Bill Carryover Shortfall (i-ii)                                                            $0.00
(K) Subordinate Note Interest T-Bill Carryover
      (i) Subordinate Note Interest T-Bill Carryover Due                                                                      $0.00
      (ii) Subordinate Note Interest T-Bill Carryover Paid                                                                    $0.00
      (iii) Subordinate Note Interest T-Bill Carryover Shortfall (i-ii)                                                       $0.00
(L) Servicing Fee Shortfalls

USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period July 28, 1998 through October 27, 1998
Collection Period July 1, 1998 through September 30, 1998

RECONCILIATION OF BALANCES AND ADDITIONAL REPORTING REQUIREMENTS

RECONCILIATION OF RESERVE ACCOUNT
(A) Beginning Account Balance (II(N))                                                                                 $1,512,500.00
(B) Draw Due to Insufficient Funds (A(M)                                                                                      $0.00
(C) Required Account Balance                                                                                          $1,512,500.00
(D) Account Deposit/(Release)                                                                     $1,674,085.06               $0.00
-----------------------------------------------------------------------------------------------------------------------------
(E) Ending Account Balance (E(A-B+D))                                                                                 $1,512,500.00
-----------------------------------------------------------------------------------------------------------------------------

RECONCILIATION OF COLLATERAL REINVESTMENT ACCOUNT
(A) Beginning Account Balance (II(O))                                                                                 $9,819,921.07
(B) Deposit from Collection Account (VIII(G))                                                                        $20,128,707.27
(C) Deposit from Reserve Fund Release
    (Deposit can be made only prior to Parity, during Revolving Period)                           $1,674,085.06
(D) Draw for Accrued Interest (VIII(H))                                                                               $3,932,880.29
(E) Draw for New Loans (VII(B)(i+ii))                                                                                $12,618,643.19
(F) Draw for Serial Loans (VII(C)(i+ii))                                                                              $8,625,578.82
(G) Draw for Consolidation Loans (VII(D)(ii))                                                                         $5,967,050.58
(H) Transfer to Collection Account for Increase in Available Funds (A(L))                                                     $0.00
(I) Ending Account Balance (F(A+B+C-D-E-F-G-H))                                                                         $478,560.52

RECONCILIATION OF COLLECTIONS ACCOUNT
(A) Beginning Account Balance                                                                                                 $0.00
(B) Ending Account Balance                                                                                                    $0.00

ADDITIONAL REPORTING REQUIREMENTS
(A)(i) Class A-1Notes Interest Rate                                               (3 Month LIBOR)                          5.72750%
(A)(ii) Class A-2Notes Interest Rate                                              (3 Month LIBOR)                          5.80750%
(B) Subordinate Notes Interest Rate                                               (3 Month LIBOR)                          5.95750%
(C) Cumulative New Loans This Quarter                                                                                $12,310,871.40
(D) Cumulative Serial Loans This Quarter                                                                              $8,415,198.85
(E) Cumulative Consolidation Loans This Quarter                                                                       $5,967,050.58
(G) Cumulative Accrued Interest to be Capitalized This Quarter, From Collateral Reinvestment Account                  $3,932,880.29
(H) Cumulative Accrued Interest to be Capitalized This Quarter, From Collections                                              $0.00
(I) Draw From Subsequent Collection Period (VIII(F))                                                                          $0.00
(J) Excess Available Funds Released to SMS                                                                                    $0.00



USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period July 28, 1998 through October 27, 1998
Collection Period July 1, 1998 through September 30, 1998

BOND AND POOL BALANCES AND FACTORS

BOND AND POOL BALANCES AND FACTORS


                    Beginning of Period      Activity       End of Period

Total Bond Balance  $605,000,000.00             $0.00       $605,000,000.00
Total Bond Factor        1.00000000                          1.00000000
Pool Balance         575,404,554.22      $10,575,787.67     $585,980,341.89
Pool Factor              1.00000000      (0.0068878756)          0.99311212



                                        Class A-1
                        Beginning of Period       End of Period

Note Balance            $150,000,000.00       $150,000,000.00
Note Factor               1.00000000000         1.00000000000
Note Shortfall                    $0.00                 $0.00

                                        Class A-2
                        Beginning of Period       End of Period

Note Balance           $433,650,000.00        $433,650,000.00
Note Factor              1.00000000000          1.00000000000
Note Shortfall                   $0.00                  $0.00

                                        Subordinate
                       Beginning of Period        End of Period

Note Balance           $21,350,000.00        $21,350,000.00
Note Factor             1.00000000000         1.00000000000
Note Shortfall                  $0.00                 $0.00

USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period July 28, 1998 through October 27, 1998
Collection Period July 1,1998 through September 30, 1998

REMITTANCE REPORT SUMMARY


(i) The amount of the distribution allocable to principal for the:
      (a) Class A-1 Notes                                                                    (1a)                        $0.00
      (b) Class A-2 Notes                                                                    (1b)                        $0.00
      (c) Subordinate Notes                                                                  (1c)                        $0.00

(ii) The amount of the distribution allocable to interest for the:
      (a) Class A-1 Notes (For Quarter)                                                      (2a)                $2,195,541.67
      (b) Class A-2 Notes (For Quarter)                                                      (2b)                $6,435,968.29
      (c) Subordinate Notes (For Quarter)                                                    (2c)                  $325,047.82

(iii) The interest rates for the:
      (a) Class A-1 Notes (Quarterly)                                                        (3a)                         5.72750%
      (b) Class A-2 Notes (Quarterly)                                                        (3b)                         5.80750%
      (c) Subordinate Notes (Quarterly)                                                      (3c)                         5.95750%

(iv) The Pool Balance as of the close of business on the last day of the Collection Period   (4)              $ 585,980,341.89

(v) The ending aggregate outstanding principal balance for the:
      (a) Class A-1 Notes                                                                    (5a)              $150,000,000.00
      (b) Class A-2 Notes                                                                    (5b)              $433,650,000.00
      (c) Subordinate Notes                                                                  (5c)               $21,350,000.00

(vi) The ending outstanding bond factors for the:
      (a) Class A-1 Notes                                                                    (6a)                         1.00000000
      (b) Class A-2 Notes                                                                    (6b)                         1.00000000
      (c) Subordinate Notes                                                                  (6c)                         1.00000000

(vii) The amount of the Servicing Fee
      Paid for Month 1                                                                                             $255,690.17
      Paid for Month 2                                                                                             $277,540.87
      Paid for Month 3                                                                                             $271,903.86
      (a) Paid for the Quarter                                                               (7a)                  $805,134.90
      (b) Unpaid for the Quarter                                                             (7b)                        $0.00

(viii)  The amount of the Administration Fee
      Paid for Month 1                                                                                              $23,999.49
      Paid for Month 2                                                                                              $24,326.79
      Paid for Month 3                                                                                              $24,415.85
      (a) Paid for the Quarter                                                               (8a)                   $72,742.13
      (b) Unpaid for the Quarter                                                             (8b)                        $0.00

(ix) The amount of Monthly Consolidation Loan Rebate Fee
      Paid for Month 1                                                                                              210,752.00
      Paid for Month 2                                                                                              212,447.00
      Paid for Month 3                                                                                              214,127.00
      (a) Paid for the Quarter                                                               (9a)                  $637,326.00

(x) The amount of aggreate Realized Losses for the Collection Period                         (10)                   $41,610.89





USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period July 28, 1998 through October 27, 1998
Collection Period July 1, 1998 through September 30, 1998

PREPAYMENT HISTORY AND CPRs

      Distribution               Actual            Since Issued
          Date                Pool Balance              CPR
---------------------------------------------------------------------
                   Jul-98          575,404,554                   n/a
---------------------------------------------------------------------
                   Oct-98          585,980,342                   n/a

** rate not reported during initial reporting period since moving average cannot be established





USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator



/s/ Cheryl E. Watson

Cheryl E. Watson
Senior Vice President

                          SMS STUDENT LOAN TRUST 1998 A


                              OFFICERS' CERTIFICATE


In accordance with Section 11.02 of the Indenture dated as of May 1, 1998, between SMS Student Loan Trust 1998 A, a Delaware trust (the "Issuer") and BANKERS TRUST COMPANY, a New York banking corporation, as trustee and not in its individual capacity (the "indenture Trustee") (such Indenture herinafter referred to as the "Indenture"), the undersigned, in their official capacities as Authorized Officers, on behalf of the Administrator and for purposes of the certificate required of the Issuer under Section 11.01(b)(v) of the Indenture, herby certify that (i) all dispositions of Collateral described in clauses (A) and (B) of Section 11.01(b)(v) of the Indenture that occurred during the immediately preceding three calendar months were in the ordinary course of the Issuer's business and (ii) the proceeds therof were applied in accordance with the Basic Documents.



Terms used herin and not specifically herin defined shall have the meaning ascribed to them in the Indenture.

In witness whereof, the undersigned has signed their names on behalf of the Corporation on October 23, 1998.


USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator



/s/ Cheryl E. Watson                   /s/ Stephen W. Clinton


Cheryl E. Watson                       Stephen W. Clinton

Senior Vice President                  Chairman, President and CEO





Prepared by Joy Norton

                            SMS STUDENT LOAN TRUST 1998-A


                                    ADDENDUM


Neither the Issuer nor the Administrator believe that the financial statements of the guarantors of the Financed Student Loans are material. However, Noteholders have the right to receive a copy of such financial statements of the guarantors upon written request. Send written request:



                  If to United Student Aid Funds, Inc.
                                    United Student Aid Funds, Inc.
                                    P.O. Box 7039
                                    Indianapolis, IN  46207-7039
                                    Attention:  Carol Webber


                  if to Iowa College Student Aid Commission
                                    Iowa College Student Aid commission
                                    200 10th Street, 4th Floor
                                    Des Moines, IA 50309-3609
                                    Attention:  Gary W. Nichols

                                                   SMS STUDENT LOAN TRUST 1998-A


                           ADMINISTRATOR'S CERTIFICATE



In accordance with Section 2(g) of the Administration Agreement dated as of May 1, 1998, among SMS STUDENT LOAN TRUST 1998-A, a Delaware trust (the "Issuer"), USA GROUP SECONDARY MARKET SERVICES, INC., a Delaware corporation, as administrator (the "Administrator"), and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee"), the undersigned, in their official capacities as Authorized Officers, on behalf of the Administrator, hereby certify the following statement to Noteholders:


Quarterly Payment Date:            October 28, 1998
                                   ----------------

(i)    Amount of principal being paid or distributed:

       (a)   Class A-1      $0.00 *  $0.00 *   per $1,000 original principal
                            -----    -----     amount of Notes

       (b)   Class A-2      $0.00 *  $0.00 *   per $1,000 original principal
                            -----    -----     amount of Notes

       (c)   Subordinate    $0.00 *  $0.00 *   per $1,000 original principal
                            -----    -----     amount of Notes


* Portion of each sum amount attributable to Reserve Account Excess:      $0.00
                                                                          -----

(ii) Amount of interest being paid or distributed:

       (a)   Class A-1     $2,195,541.67   $14.64 per $1,000 original principal
                           --------------  ------ amount of Notes

       (b)   Class A-2     $6,435,968.29   $14.84 per $1,000 original principal
                           --------------  ------ amount of Notes

       (c)   Subordinate     $325,047.82   $15.22 per $1,000 original principal
                             ------------  ------ amount of Notes


(iii) Amount of Senior Noteholders' Interest Basis Carryover being paid or distributed (if any) and amount remaining (if any):


       (a)  Distributed:   $0.00    $0.00      per $1,000 original principal
                           -----    -----      amount of Notes

       (b)  Balance:       $0.00    $0.00      per $1,000 original principal
                           -----    -----      amount of Notes


(iv) Amount of Subordinate Noteholders' Interest Basis Carryover being paid or distributed (if any) and amount remaining (if any):


       (a)  Distributed:  $0.00    $0.00       per $1,000 original principal
                          -----    -----       amount of Notes

       (b)  Balance:      $0.00    $0.00       per $1,000 original principal
                          -----    -----       amount of Notes

(v)    Pool Balance at end of related Collection Period:       $ 585,980,341.89
                                                               ----------------

(vi) After giving  effect to  distributions  on this  Quarterly  Payment Date:

 (a)   (1)  outstanding principal amount of Class A-1 Notes:     $150,000,000.00
                                                                 ---------------
       (2)  Class A-1 Note Pool Factor:                                  1.00000
                                                                         -------
 (a)   (1)  outstanding principal amount of Class A-2 Notes:     $433,650,000.00
                                                                 ---------------
       (2)  Class A-2 Note Pool Factor:                                  1.00000
                                                                         -------
 (c)   (1)  outstanding principal amount of Subordinate Notes:    $21,350,000.00
                                                                  --------------
       (2)  Subordinate Note Pool Factor:                                1.00000
                                                                         -------
(vii)  Applicable Note Rate:

         In general:

               (1) Three-month  LIBOR for the LIBOR Reset Period since the previous Quarterly Payment Date was

                                             5.68750%

               (2) the Adjusted Student Loan Rate for such Quarterly Interest
                   Period was

                                             7.46478%

               Class A-1 Note Rate                5.72(based on LIBOR rate)

               Class A-2 Note Rate                5.80(based on LIBOR rate)

               Subordinate Note Rate:             5.95(based on LIBOR rate)

(viii) Amount of Servicing Fee for related Collection Period including a breakdown of the components of the Servicing Fee attributable to each of the items specified in clauses II (i) through (ix) of Section 3.06 of the Servicing Agreement and the amount of any Servicing Fee Shortfall for such Quarterly Payment Date and for each Monthly Payment Date following the immediately preceding Quarterly Payment Date:

                                    $805,134.90


(ix)   Amount of Administration Fee for related Collection Period:    $72,742.13
                                                                      ----------
           $0.12 per $1,000 original principal amount of Notes

(x)    the Trust Swap  Payment  Amount paid to the Swap  Counterparty  on such
       Quarterly Payment Date:                                           ($0.00)
                                                                          ------

       the amount of any Net Trust Swap Payment Carryover  Shortfall for such
       Quarterly Payment Date:                                             $0.00
                                                                           -----
       the Trust Swap Receipt Amount paid to the Trust on such Quarterly
       Payment Date:                                               ($448,532.76)
                                                                   -------------

       the Net Trust Swap Receipt Carryover Shortfall for such Quarterly Payment
       Date:                                                               $0.00


(xi)  the  Subordinate   Note  Insurance  Policy  Premium  paid  to  the
Subordinate Note Insurer on such Quarterly Payment Date:                   $0.00


      the amount of any overdue Subordinate Note Insurance Policy Premiums for
      such Quarterly Payment Date:                                         $0.00


(xii)  Aggregate  amount of  Realized  Lossess  (if any) for the related
Collection Period:                                                    $41,610.89

(xiii) Financed Student Loans delinquent at end of related Collection period
               15,008 ; number of delinquent loans
          $66,168,161.53 aggregate unpaid principal balance of delinquent loans


(xiv)  Withdrawal from Reserve Account on related Quarterly Payment Date   $0.00
(other than Reserve Account Excess) and on any Monthly Payment Date        -----
since the preceding Quarterly Payment Date (list each withdrawal separately):

Purpose:   n/a

Reserve Account Excess on related Quarterly Payment Date           $1,674,085.06
                                                                   -------------

Principal balance of Notes to be paid to reach Parity Date        $19,019,658.11
                                                                  --------------

(xv) the amount of any  Insured  Payment  being made to the  Subordinate
Noteholders on such Quarterly Payment Date:                                $0.00

(xvi)  Deposits to Collateral Reinvestment Account during related Collection
Period:                                                           $20,128,707.27
                                                                  --------------

Amount to be deposited on related Quarterly Payment Date:          $1,674,085.06
                                                                   -------------

Withdrawal from Collateral Reinvestment Account during related Collection
Period:                                                           $31,144,152.88
                                                                  --------------

Amount in the Reserve Account (after giving effect to (xiv)):      $1,512,500.00
                                                                   -------------

(xvii) Amount in the Collateral Reinvestment Account
(after giving effect to (xvi)):                                      $478,560.52
                                                                     -----------
(xviii)Consolidation Loans:

       241 loans with aggregate principal balance of $5,967,050.58 were originated during related Collection Period
$5,967,050.58 withdrawal from Collateral Reinvestment Account to fund the origination of Consolidation Loans during related Collection Period.

(xviv) Add-on Consolidation Loans:

 0 loans with aggregate principal balance of $0.00 were added to the principal balance of a Consolidation Loan $0.00 withdrawal from Collateral Reinvestment Account to fund the addition of the principal balances of Add-on Consolidation
       Loans during the related Collection Period

(xx)   Serial Loans:

     3,084 loans
$8,415,198.85  aggregate principal balance
  $210,379.97  (portion represented by Purchase Premium Amounts)
               were purchased during the related Collection Period.


(xxi)  New Loans:

      4,098 loans
$12,310,871.40  aggregate principal balance
   $307,771.79  (portion represented by Purchase Premium Amounts)
                were purchased during the related Collection Period.




(xxii) Financed Student Loans in the following categories as of the end of the related Collection Period:


                                      Weighted Average              Number of                            Principal
                                        Interest Rate                 Loans                               Balance
  Status Type:
  In-School                                           7.77%            3,824                            10,529,183
  Grace                                               7.79%            3,727                            11,023,298
  Repayment                                           8.49%           76,155                           346,282,727
  Forbearance                                         8.54%           20,151                           109,584,828
  Deferment                                           8.18%            9,984                            42,392,145
  Delinquencies                                       8.56%           15,008                            66,168,162
  Claims Filed Awaiting Payment                       0.00%                0                                     0
                                                      8.46%          128,849                          $585,980,341.89
  Delinquencies:
  30-60 Days                                          8.59%            5,373                            25,464,469
  61-90 Days                                          8.54%            3,945                            16,861,631
  91-120 Days                                         8.58%            1,979                             8,438,311
  More than 120 Days Delinquent                       8.51%            3,711                            15,403,750
  Claims Filed Awaiting Payment                       0.00%                0                                     0
                                                      8.46%           15,008                           $66,168,161.53
  Loan Type:
  Stafford Loans                                      8.16%           95,417                          $258,975,127.13
  SLS Loans                                           8.60%            1,685                            $4,587,836.30
  PLUS Loans                                          8.54%           15,935                           $61,719,960.85
  Consolidation Loans                                 8.73%           15,812                          $260,697,417.61
                                                      8.46%          128,849                          $585,980,341.89
  School Type:
  Traditional                                         8.51%           75,901                          $455,289,588.31
  Vocational/Proprietary                              8.28%           52,948                          $130,690,753.58
                                                      8.46%          128,849                          $585,980,341.89




In witness whereof, the undersigned have signed their names on behalf of the Corporation on October 23, 1998.

USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator


/s/ Cheryl E. Watson                                 /s/ Stephen W. Clinton

Cheryl E. Watson                                     Stephen W. Clinton
Senior Vice President                                Chairman, President and CEO